ClickIncomes.com
5353 Mission Center Road Suite 216
San Diego, CA 92108

February 19,2000

Roberto Felice
Regency Group Limited, Inc.
7373 East Doubletree Ranch Road
Suite 200
Scottsdale, AZ 85258

Dear Roberto,

ClickIncomes.com has agreed to a $500,000 investment by Regency Group Limited, Inc. for a 25% interest in the company

/s/J. Stewart Borie
President
ClickIncomes.com

/s/Roberto Felice
President
Regency Group Limited Inc.

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ClickIncomes.com
5353 Mission Center Road Suite 216
San Diego, CA 92108

March 21, 2000

Roberto Felice
Regency Group Limited, Inc.
7373 East Doubletree Ranch Road
Suite 200
Scottsdale, AZ 95259

Dear Roberto,

We acknowledge receipt of:

2/25/2000      $10,000
3/08/2000      $150,000
3/20/2000      $40,000

Per the terms of our agreement dated February 19, 2000.

/s/J. Stewart Borie
President
ClickIncomes.com